Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Petco Health and Wellness Company, Inc. (the “Company”) for the year ended January 28, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian LaRose, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2023	By:	/s/ Brian LaRose
Brian LaRose
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)